UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2013 (February 14, 2013)

BITZIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51688	16-1734022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

548 Market Street, Suite 18224 San Francisco, CA 94104
(Address of principal executive offices) (zip code)

(213) 400-0770
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 14, 2013, Bitzio, Inc. (the “Registrant”) entered into an Agreement to Terminate Contractual Relationships (the “Termination Agreement”) with Latin America Futbol Corp., a corporation incorporated under the laws of Florida (“LAFC”).  The Termination Agreement provided for the termination of the LAFC Agreements, defined below, effective February 15, 2013.

Registrant and its subsidiary, Bitzio Studios, Inc. (the “Subsidiary”), previously entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Manny Bains, Tejinder Gill, and Brendan Shaw (collectively, the “Holders”), the owners of all of the issued and outstanding shares of Motion Pixel Corporation Holdings, a corporation incorporated under the laws of Costa Rica (“MPCH”).  Pursuant to the Share Purchase Agreement, the Subsidiary purchased all of the outstanding shares of MPCH from the Holders in exchange for 6,500,000 shares of the Registrant’s common stock (the “Acquisition”).  In connection with and simultaneously with the Acquisition, the Subsidiary and MPCH also entered into a one-year Consulting Agreement with LAFC (the “Consulting Agreement”, and together with the Share Purchase Agreements, the “LAFC Agreements”).  Copies of the LAFC Agreements were attached as an exhibit to the Registrant’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 23, 2012 (SEC Accession No. 0001477932-12-001850).

It was not in the economic or business interests of the Registrant or the Subsidiary to move forward under the LAFC Agreements.  In accordance with the terms and conditions of the Termination Agreement, LAFC agreed to return to Registrant all relevant files, databases, and works completed on behalf of the Registrant pursuant to the Consulting Agreement.  It was further agreed that the Registrant would return one hundred percent (100%) ownership of MPCH to LAFC.  In consideration for entering into the Termination Agreement, the Registrant agreed to permit Manny Bains and Tejinder Gill to retain their respective 4,687,500 and 1,875,000 common stock holdings in Registrant, and to dispose of such interests pursuant to Section 3 of the Termination Agreement.

The termination has not given rise to any penalties against the Registrant or the Subsidiary.

The description of the Termination Agreement above is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 99.1 and incorporated in this Item 1.01 by reference.

The Company issued a press release announcing the unwinding of its relationship with LAFC, which is filed as Exhibit 99.2 and incorporated in this Item 1.01 by reference.

Item 1.02    Termination of a Material Definitive Agreement.

The disclosure required by this Item 1.02 is included in Item 1.01 and is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

The disclosure required by this Item 2.01 is included in Item 1.01 and is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities

The disclosure required by this Item 3.02 is included in Item 1.01 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Form 8-K:

Exhibit 10.1	Share Purchase Agreement, dated May 23, 2012*

Exhibit 10.2	Consulting Agreement, dated May 23, 2012*

Exhibit 99.1	Agreement to Terminate Contractual Relationships, dated February 14, 2013

Exhibit 99.2	Press Release issued by Bitzio, Inc., dated February 22, 2013

*Filed previously as exhibit to Form 8-K filed May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: February 28, 2013	By:	/s/ Peter Henricsson
Peter Henricsson
Chief Executive Officer and President